SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       July 23, 2001


                              MICROLOG CORPORATION
             (Exact name of registrant as specified in its charter)



         VIRGINIA                       0-14880                52-0901291
(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)        Identification Number)



                              20270 GOLDENROD LANE
                         GERMANTOWN, MARYLAND 20876-4070
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:   (301) 540-5500



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

                  On July 23, 2001, we received a letter from the Nasdaq Stock Market indicating that the Nasdaq Listing Qualifications panel determined that our common stock would be delisted from the Nasdaq SmallCap Market effective with the open of business on July 24, 2001. We issued a press release today announcing the delisting of our common stock from The Nasdaq SmallCap Market. The press release is filed as Exhibit 99 to this current report on Form 8-K and is incorporated by reference in this Item 5.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (c)      Exhibits.

                      99.           Press Release, dated July 25, 2001.





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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               MICROLOG CORPORATION


Date:  July 25, 2001                           By: /s/ John C. Mears
                                                       John C. Mears,
                                                   President and Chief Executive
                                                   Officer











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